UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      November 22, 2005 (November 22, 2005)

                      Revlon Consumer Products Corporation
             (Exact name of Registrant as specified in its Charter)

          Delaware                    33-59650                   13-3662953
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

                   237 Park Avenue
                  New York, New York                               10017
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

     On November 22, 2005, Revlon Consumer Products Corporation, a wholly-owned subsidiary of Revlon, Inc. ("RCPC"), furnished a notice to participants in the Revlon Employees' Savings, Investment and Profit Sharing Plan and Revlon Excess Savings Plan, RCPC's qualified and non-qualified defined contribution 401(k) plans, respectively (collectively, the "Plans"), informing them that the Plans are changing their record keeper effective as of January 3, 2006. The notice stated that, as a result of these changes, during a period starting 3:00 p.m. Eastern time on December 22, 2005 and expected to end during the week of January 15, 2006 (referred to as the "blackout period"), Plan participants will be unable to direct or diversify investments in their individual accounts, or obtain a loan, withdrawal or distribution from the Plans. The notice indicated that such restrictions apply to shares of Revlon, Inc. Class A common stock, par value $0.01 per share, held by Plan participants through the Revlon, Inc. Employee Stock Fund, which is one of the investment options offered under each of the Plans.

     In connection with the foregoing, on November 22, 2005, each of Revlon, Inc. and RCPC sent a notice to its respective executive officers and directors informing them that, among other things, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission's rules promulgated thereunder, during the blackout period, they would be prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring equity securities of Revlon, Inc. acquired in connection with their service or employment as a director or executive officer. The notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The description of the notice is qualified in its entirety by reverence to Exhibit 99.1. Such notice was provided to executive officers and directors of Revlon, Inc. and RCPC within five business days of November 22, 2005, which is the date that the blackout notice was mailed to Plan participants and the date that the Plan administrator notified Revlon, Inc. and RCPC of the blackout period.

     During the blackout period and for a period of two years after the ending date thereof, a Revlon, Inc. security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and ending dates of the blackout period, by contacting the office of the Executive Vice President, Chief Legal Officer, General Counsel and Secretary of Revlon, Inc. at 237 Park Avenue, New York, New York 10017; telephone 212-527-5695.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits

        Exhibit No.             Description
        -----------             -----------

        99.1 Notice to Executive Officers and Directors of Revlon, Inc. and Revlon Consumer Products Corporation regarding Revlon Employees' Savings, Investment and Profit Sharing Plan and Revlon Excess Savings Plan "blackout period" and restrictions on ability to trade in equity securities of Revlon, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REVLON CONSUMER
                                              PRODUCTS CORPORATION

                                              By: /s/ Robert K. Kretzman
                                                  ----------------------
                                              Robert K. Kretzman
                                              Executive Vice President, Chief
                                              Legal Officer, General Counsel and
                                              Secretary


Date: November 22, 2005

                                  EXHIBIT INDEX

        Exhibit No.             Description
        -----------             -----------

        99.1 Notice to Executive Officers and Directors of Revlon, Inc. and Revlon Consumer Products Corporation regarding Revlon Employees' Savings, Investment and Profit Sharing Plan and Revlon Excess Savings Plan "blackout period" and restrictions on ability to trade in equity securities of Revlon, Inc.